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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 3, 2006

                                   LESCO, INC.
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             (Exact name of registrant as specified in its charter)

               Ohio                      0-13147             34-0904517
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   (State or other jurisdiction     (Commission File        (IRS Employer
        of incorporation)                Number)         Identification No.)

     1301 E. 9th Street, Suite 1300, Cleveland, Ohio            44114
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         (Address of principle executive offices)             (Zip Code)

        Registrant's telephone number, including area code (216) 706-9250

                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 3, 2006, the Company issued a news release announcing fourth quarter and full year results for the period ending December 31, 2005.

         A copy of the news release is included as Exhibit 99.1 to this Report.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

              (d) Exhibits.
Exhibit No.
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99.1          News Release dated March 3, 2006.

         The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LESCO, INC.
                                      (Registrant)


Date:  March 3, 2005                  By:  /s/ JEFFREY L. RUTHERFORD
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                                           Jeffrey L. Rutherford
                                           President and Chief Executive Officer